SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN TEMPLETON MONEY FUND TRUST INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary proxy materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

FRANKLIN TEMPLETON MONEY FUND
(a series of Franklin Templeton Money Fund Trust)

MONEY MARKET PORTFOLIO
FRANKLIN CASH RESERVES FUND
(two series of Institutional Fiduciary Trust)

Dear Shareholder:

     Each Fund listed above operates as a feeder fund in a master-feeder fund arrangement and seeks to achieve its investment goals by investing all of its investable assets in a corresponding master fund, The Money Market Portfolio (the “Master Portfolio”).

     You have previously received a Proxy Statement and a Proxy Card soliciting your vote on certain proposals relating to your Fund. The Master Portfolio is also soliciting shareholder votes with respect to certain proposals in the Proxy Statement. When the Master Portfolio proposes to take actions that require the approval of its shareholders—namely, the feeder funds that hold interests in the Master Portfolio – your Fund, as a feeder fund, is required to pass though its voting rights with respect to the Master Portfolio to you, its shareholders. Accordingly, we have enclosed a Voting Instruction Form on which you may direct your Fund on how to vote its shares of the Master Portfolio.

     The Voting Instruction Form is different from the Proxy Card you have previously received along with the Proxy Statement. The Proxy Card is the means by which you vote your shares of the Fund. Please be sure to vote and return any Proxy Cards and Voting Instruction Forms you receive.

     Please refer to the enclosed Voting Instruction Form for the proposals applicable to the Master Portfolio in which your Fund invests and provide your voting instructions as soon as possible. Please also refer to the Proxy Statement that you received previously for a detailed discussion of the proposals applicable to the Master Portfolio.

     Very truly yours,

     FRANKLIN TEMPLETON INVESTMENTS

# 219301 v 2

FRANKLIN TEMPLETON INVESTMENTS

PLEASE VOTE YOUR FORM TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS ON BEHALF OF
THE MONEY MARKET PORTFOLIOS
TO BE HELD MARCH 21, 2007

FRANKLIN TEMPLETON MONEY FUND
A SERIES OF FRANKLIN TEMPLETON MONEY FUND TRUST

The above-referenced Fund hereby requests voting instructions from you in connection with a solicitation of proxies by the Board of Trustees of The Money Market Portfolios (the “Master Portfolio”). The Fund seeks to achieve its investment goal by investing all of its assets in the Master Portfolio. The Fund’s voting rights with respect to the shares in the Master Portfolio that the Fund holds must be passed through to the Fund’s own shareholders. This Voting Instruction Form, if properly executed, will be used by the Fund to vote its shares of the Master Portfolio in the manner directed by you, as designated on reverse, at the Special Joint Meeting of Shareholders on March 21, 2007 and at any adjournments thereof. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE FUND WILL TREAT IT AS AN INSTRUCTION TO VOTE “FOR” EACH PROPOSAL RELATING TO THE MASTER PORTFOLIO.
If you fail to return this Voting Instruction Form or return it unsigned, the Fund will vote all shares attributable to your investment in the Fund in proportion to all voting instructions which the Fund actually receives from other Fund shareholders.

Voting Instruction Form must be signed and dated below.

Dated	, 2007

Signature(s) (if held Jointly)	(Sign in the Box)
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
MMP-MEG-MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

1.	To Elect a Board of Trustees or Board of Directors, as appropriate.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN

3.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
MMP-MEG-MM

FRANKLIN TEMPLETON INVESTMENTS

PLEASE VOTE YOUR FORM TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS ON BEHALF OF
THE MONEY MARKET PORTFOLIOS
TO BE HELD MARCH 21, 2007

FRANKLIN CASH RESERVES FUND
A SERIES OF INSTITUTIONAL FIDUCIARY TRUST

The above-referenced Fund hereby requests voting instructions from you in connection with a solicitation of proxies by the Board of Trustees of The Money Market Portfolios (the “Master Portfolio”). The Fund seeks to achieve its investment goal by investing all of its assets in the Master Portfolio. The Fund’s voting rights with respect to the shares in the Master Portfolio that the Fund holds must be passed through to the Fund’s own shareholders. This Voting Instruction Form, if properly executed, will be used by the Fund to vote its shares of the Master Portfolio in the manner directed by you, as designated on reverse, at the Special Joint Meeting of Shareholders on March 21, 2007 and at any adjournments thereof. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE FUND WILL TREAT IT AS AN INSTRUCTION TO VOTE “FOR” EACH PROPOSAL RELATING TO THE MASTER PORTFOLIO.
If you fail to return this Voting Instruction Form or return it unsigned, the Fund will vote all shares attributable to your investment in the Fund in proportion to all voting instructions which the Fund actually receives from other Fund shareholders.

Voting Instruction Form must be signed and dated below.

Dated	, 2007

Signature(s) (if held Jointly)	(Sign in the Box)
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
MMP-MEG-MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

1.	To Elect a Board of Trustees or Board of Directors, as appropriate.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN

3.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
MMP-MEG-MM

FRANKLIN TEMPLETON INVESTMENTS

PLEASE VOTE YOUR FORM TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS ON BEHALF OF
THE MONEY MARKET PORTFOLIOS
TO BE HELD MARCH 21, 2007

MONEY MARKET PORTFOLIO
A SERIES OF INSTITUTIONAL FIDUCIARY TRUST

The above-referenced Fund hereby requests voting instructions from you in connection with a solicitation of proxies by the Board of Trustees of The Money Market Portfolios (the “Master Portfolio”). The Fund seeks to achieve its investment goal by investing all of its assets in the Master Portfolio. The Fund’s voting rights with respect to the shares in the Master Portfolio that the Fund holds must be passed through to the Fund’s own shareholders. This Voting Instruction Form, if properly executed, will be used by the Fund to vote its shares of the Master Portfolio in the manner directed by you, as designated on reverse, at the Special Joint Meeting of Shareholders on March 21, 2007 and at any adjournments thereof. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE FUND WILL TREAT IT AS AN INSTRUCTION TO VOTE “FOR” EACH PROPOSAL RELATING TO THE MASTER PORTFOLIO.
If you fail to return this Voting Instruction Form or return it unsigned, the Fund will vote all shares attributable to your investment in the Fund in proportion to all voting instructions which the Fund actually receives from other Fund shareholders.

Voting Instruction Form must be signed and dated below.

Dated	, 2007

Signature(s) (if held Jointly)	(Sign in the Box)
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
MMP-MEG-MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

1.	To Elect a Board of Trustees or Board of Directors, as appropriate.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN

3.	To approve an Amended and Restated Agreement and Declaration of Trust.				☐	☐	☐
4.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 4a.	Borrowing			☐	☐	☐
	Sub-Proposal 4b.	Underwriting			☐	☐	☐
	Sub-Proposal 4c.	Lending			☐	☐	☐
	Sub-Proposal 4d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 4e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 4f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 4g.	Industry concentration			☐	☐	☐
	Sub-Proposal 4h.	Diversification of investments			☐	☐	☐
5.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
MMP-MEG-MM